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                                                                    EXHIBIT 10.1

                             SUBSCRIPTION AGREEMENT
                      OVERSEAS PARTNERS LTD. COMMON STOCK

   To subscribe to purchase shares of Overseas Partners Ltd. Common Stock, complete, sign, date and forward an original of this Subscription Agreement to Overseas Partners Ltd. at the address set forth below.

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   FOR U.S. MAIL:                 FOR NEXT DAY AIR:
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
   Overseas Partners Ltd.         Overseas Partners Ltd.
   c/o First Union National Bank  c/o Employee Shareholder Services
   P.O. Box 41784                 First Union National Bank
   Philadelphia, PA 19101-1784    PA 1328-ESS
   Telephone: (888) 663-8325      123 South Broad Street
        (215) 985-8569            Philadelphia, PA 19109-1199
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Ladies and Gentlemen:

   1. Purchase of Shares. I hereby subscribe to purchase shares of Overseas Partners Ltd. ("OPL") Common Stock. I enclose a bank cashier's or personal check or money order payable to the order of "First Union National Bank" as
Transfer Agent in the amount of $   , which equals (a) the product of the
number of shares subscribed to hereby multiplied by (b) the current price of an OPL share (i.e. the fair value of an OPL share as most recently determined by the OPL Board of Directors).

   2. Authorizations and Delivery Instructions. I hereby authorize OPL, as my agent, to deliver the OPL shares to which I have subscribed (the "OPL Shares") to First Union National Bank ("FUNB"), as Custodian, to be held for my benefit as more fully described in the Prospectus.

   3. Further Provisions. I further acknowledge and agree that:

  (a) My subscription is not subject to transfer or assignment by me;

  (b) OPL has the right, at its discretion, to accept or reject my subscription;

  (c) OPL has a right to repurchase shares of Common Stock purchased hereunder and such right is exercisable upon my retirement from employment with United Parcel Service, Inc., OPL or a subsidiary of either, or at any time if I am not, at the time of acceptance of this subscription, such an employee;

  (d) My subscription will become binding upon OPL only upon acceptance by OPL;

  (e) My rights with respect to refund of funds held by FUNB pending delivery of shares, withdrawal or rejection of my subscription are as set forth in the Prospectus and will not include interest thereon;

  (f) The OPL Shares to which I have subscribed will be sold to me at the current price in effect at the time my subscription is accepted by OPL, which may be greater or less than the current price in effect at the date I submit this Subscription Agreement, and my rights with respect to a change in the price of OPL Shares are as set forth in the Prospectus;

  (g) Upon acceptance by OPL, this Subscription Agreement shall be binding upon and inure to the benefit of my heirs, administrators, and personal representatives; and

  (h) I have read the Prospectus and I am familiar with its terms.
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NOTE: All items below except the signature of the subscriber and witnesses must be printed or typed. All signatures must be original. No photocopies will be accepted.

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                                          Employee Account Number (Tax ID)

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                                          (Full Name of eligible employee or
                                           subscriber)

                                          -------------------------------------
                                          (Home Address of eligible employee
                                           or subscriber)

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                                          City                  State  Zip Code

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                                          Print Witness Name

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                                          Signature